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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 16, 2003



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
    Delaware                            0-21352                31-1177192
   ----------                          ---------              -------------
(STATE OR OTHER                   (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

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
             Exhibit No.                                      Description

                 99            Press Release, dated October 16, 2003, entitled "Applied Innovation Reports
                               Third Quarter 2003 Financial Results"
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 16, 2003, Applied Innovation Inc. (the "Company") issued a press release regarding its financial results for the third quarter ended September 30, 2003. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The Company will also present its financial results for the third quarter ended September 30, 2003, during a conference call on October 16, 2003, at 2:00 p.m. EDT, which is available via Internet webcast at www.appliedinnovation.com/Company/Investors.asp or www.firstcallevents.com/service/ajwz389792775gf12.html. This conference call will also be archived on the Company's website at www.appliedinnovation.com shortly after the conclusion of the conference call.

         The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           APPLIED INNOVATION INC.


Date:  October 16, 2003                By: /s/ Michael P. Keegan
                                           -----------------------------------
                                           Michael P. Keegan, Vice President,
                                           Chief Financial Officer and Treasurer



                                       3


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                                  EXHIBIT INDEX
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

               Exhibit No.                                                           Description

                 99            Press Release, dated October 16, 2003, entitled "Applied Innovation Reports
                               Third Quarter 2003 Financial Results"

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